UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 17, 2006
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico (State or Other Jurisdiction of Incorporation)	0-17224 (Commission File Number)	66-031262 (IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events
     On March 17, 2006, Doral Financial Corporation (the “Company”) announced that it had entered into consent orders with the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Commissioner of Financial Institutions of Puerto Rico.
     The consent orders are filed as Exhibits 99.2 and 99.3 to this Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     The following exhibits shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.
99.1	Press release dated March 17, 2006.

99.2	Consent Order between Doral Financial Corporation and the Board of Governors of the Federal Reserve System dated March 16, 2006.

99.3	Consent Order among Doral Financial Corporation, the Federal Deposit Insurance Corporation and the Commissioner of Financial Institutions of Puerto Rico dated March 16, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION
Date: March 17, 2006	By:	/s/ Lidio Soriano
		Name:	Lidio Soriano
		Title:	Senior Vice President and Chief Financial Officer

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